Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Cash And Cash Equivalents [Abstract]
Cash balances	$ 290	$ 308
Bank balances	518,572	641,870
Time deposits	841,039	749,671
Other fixed-income instruments	36,352	115,144
Total	$ 1,396,253	$ 1,506,993